UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional materials
[ ]	Soliciting Material Under Rule14a-12

NetREIT, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]	No fee required.

[ ]	No fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

Explantory note.
This filing on Schedule 14A of definitive additional materials is being made to supplement the April 23, 2013 filing of the registrant’s definitive proxy statement by attaching the Notice of Internet Availability of Proxy Materials and proxy card that was erroneously excluded from the April 23, 2013 filing.

Notice of annual meeting

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 07, 2013

Meeting Information
	NETREIT, INC.	Meeting Type: Annual Meeting
For holders as of: March 28, 2013
Date: June 7, 2013
Date: June 07, 2013		Time: 9 AM PDT
Location: NetREIT, Inc
Location: NETREIT, INC.
1282 Pacific Oaks Place
Escondido, CA 92029

You are receiving this communication because
you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote
these shares. This communication presents
only an overview of the more complete proxy materials that are
	NETREIT, INC.	available to you on the Internet. You may view the proxy materials
1282 Pacific Oaks Place	1282 Pacific Oaks Place	online at www.proxyvote.com or easily request a
Escondido, CA 92029	Escondido, CA 92029	paper copy (see reverse side).

We encourage you to access and review all of the important
information contained in the proxy materials before voting.

See the reverse sideof this notice to obtain
proxy materials and voting instructions.

See the reverse side of this notice to obtain

Have the information that is printed in the box marked by the arrow
XXXX XXXX XXXX	(located on the
following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:		www.proxyvote.com
2) BY TELEPHONE:			1-800-579-1639
3) BY E-MAIL*:		sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked

by the arrow XXXX XXXX XXXX	(located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 26, 2013 to facilitate timely delivery.

------- How To Vote --------

Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX
available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you vote
FOR the following:

1. Election of Directors
Nominees
01 William H. Allen	02 David T. Bruen	03 Shirley Y. Bullard	04 Larry G. Dubose	05 Kenneth W. Elsberry
06 Jack K. Heilbron	07 Sumner J. Rollings	08 Thomas E. Schwartz	09 Bruce A. Staller

The Board of Directors recommends you vote FOR proposals 2 and 3.

2	Ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent
Registered Public Accounting Firm.

3	Our Board of Directors unanimously recommends that you vote "FOR" the approval, on an advisory basis, of the compensation of our named executive officers.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

4	Our Board of Directors unanimously recommends that you select every 3 years on the proposal concerning the frequency of future advisory votes on executive compensation.

NOTE: To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Proxy Card

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or
NETREIT, INC.				meeting date. Have your proxy card in hand when you access the web site
1282 PACIFIC OAKS PLACE				and follow the instructions to obtain your records and to create an electronic
ESCONDIDO, CA 92029				voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59
P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,
Edgewood, NY 11717.

KEEP THIS PORTION FOR YOUR RECORDS
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:					To withhold authority to vote for any
individual nominee(s), mark “For All
Except” and write the number(s) of the
nominee(s) on the line below.
	For	Withhold
	All	For All	All
Except

1. Election of Directors	0	0	0

Nominees
01 William H. Allen	02 David T. Bruen	03 Shirley Y. Bullard	04 Larry G. Dubose	05 Kenneth W. Elsberry
06 Jack K. Heilbron	07 Sumner J. Rollings	08 Thomas E. Schwartz	09 Bruce A. Staller
					For	Against	Abstain
The Board of Directors recommends you vote FOR proposals 2 and 3.

2 Ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent Registered Public Accounting Firm.					0	0	0
3 Our Board of Directors unanimously recommends that you vote "FOR" the approval, on an advisory basis, of the compensation of our named executive officers.					0	0	0
The Board of Directors recommends you vote 3 YEARS on the following proposal:
4 Our Board of Directors unanimously recommends that you select every 3 years on the proposal concerning the frequency of future advisory votes on executive compensation.
1 year 2 years 3 years Abstain
NOTE: To vote and otherwise represent the undersigned on such other matters as may properly come before the meeting or any					0 0	0 0
adjournment or postponement thereof.

For address change/comments, mark here. (see reverse for instructions)

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/
are available at www.proxyvote.com .

NETREIT, INC.
Annual Meeting of Stockholders June 7, 2013 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned stockholder of NetREIT, Inc., a Maryland corporation, hereby acknowledges receipt of the Notice of 2013 Annual Meeting of Stockholders and Proxy Statement, the terms of each of which are incorporated by reference, for the Annual Meeting of Stockholders to be held on Friday, June 7, 2013 at 9:00 a.m., Pacific Daylight Time, at 1282 Pacific Oaks Place,
Escondido, CA 92029. Telephone (760) 471-8536, and hereby appoints Jack Heilbron and Ken Elsberry, and each of them , as proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at said Annual meeting and at any postponement or adjournment thereof, and to cast all votes that the undersigned would be entitled to cast if then and there personally present, on the matters set forth on the reverse side.

This proxy will be voted as directed or, if no direction is indicated, will be voted FOR all of the director nominees in Proposal 1, FOR Proposal 2, FOR Proposal 3, 3 YEARS for
Proposal 4 and in the discretion of said proxies on such other matters as may properly come before the meeting.

Instead of mailing your proxy, you may choose to authorize a proxy to vote on the Internet or by telephone. Validation details including the Control Numbers are located on this form.
Please vote Immediately. Your vote is important.

Address change/comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on June 07, 2013

Meeting Information
	.		Meeting Type: Annual Meeting
	NETREIT, INC		For holders as of: March 28, 2013
	Date: June 07, 2013		Date: June 7, 2013
	Location: NetREIT, Inc		Time: 9 AM PDT

	NETREIT, INC		Location: NETREIT, INC.
	1282 Pacific Oaks Place		1282 Pacific Oaks Place
	Escondido, CA 92029		Esondido, CA 92029

You are receiving this communication because
you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote
these shares. This communication presents
only an overview of the more complete proxy materials that are
	.		available to you on the Internet. You may view the proxy materials
1282 Pacific Oaks Place			online at www.proxyvote.com or easily request a
paper copy (see reverse side).

We encourage you to access and review all of the important
information contained in the proxy materials before voting.

See the reverse sideof this notice to obtain
proxy materials and voting instructions.

See the reverse side of this notice to obtain